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                                                                   EXHIBIT 99.01


                              THE 906 CERTIFICATION

        I, Richard J. Miller, on behalf of the Syncor International Corporation Employees' Savings and Stock Ownership Plan (the "Plan"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Annual report on Form 11-K for the period ended December 31, 2002, (the "Periodic Report") containing the financial statements of the Plan, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m), and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


Dated: June 30, 2003

                                        /s/ Richard J. Miller
                                        ----------------------------------------
                                        Richard J. Miller
                                        Plan Committee Member


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CARDINAL HEALTH, INC., AND WILL BE RETAINED BY CARDINAL HEALTH, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


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                              THE 906 CERTIFICATION

        I, Carole S. Watkins, on behalf of the Syncor International Corporation Employees' Savings and Stock Ownership Plan (the "Plan"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Annual report on Form 11-K for the period ended December 31, 2002, (the "Periodic Report") containing the financial statements of the Plan, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m), and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


Dated: June 30, 2003
                                        /s/ Carole S. Watkins
                                        ----------------------------------------
                                        Carole S. Watkins
                                        Plan Committee Chairperson


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CARDINAL HEALTH, INC., AND WILL BE RETAINED BY CARDINAL HEALTH, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.